Exhibit 10.4

            OPTION AGREEMENT dated as of March 1, 2006 between, Energy Venture, Inc., a Delaware corporation (the "Company"), and ___________ ("__________") and his assignees or designees (each hereinafter sometimes referred to as a "Holder").

                                    RECTIALS

            A. The Company has agreed to issue Options to [ ] (the "Options") to purchase XXXXXXX shares of the Company's common stock (the "Shares") on the terms and conditions set forth in this Agreement.

            NOW, THEREFORE, in consideration of the premises, the agreements herein set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

            1. Grant. The Company hereby grants to the ___________ Options to purchase the Shares at an initial exercise price of $0.___ per share (the "Exercise Price"). The Options shall be exercisable at any time from the date hereof until 5:30 p.m., New York time, March 1, 2011. The number of shares subject to the Options granted hereunder and the Exercise Price shall be subject to adjustment as provided in Section 8 hereof.

            2. Exercise of Options.

            2.1 Method of Exercise. The Options initially are exercisable at the Exercise Price (subject to adjustment as provided below). Upon surrender of the original copy of this Agreement with the annexed Form of Election to Purchase duly executed, together with payment of the Exercise Price for the number of the Shares to be purchased, to the Company c/o Eaton & Van Winkle, acting as Option Agent, 3 Park Avenue, New York, New York 10016, the Holder shall be entitled to receive a certificate or certificates for the Shares so purchased. The purchase rights granted hereby are exercisable at the option of the Holder, in whole or in part (but not as to fractional shares of common stock underlying the Options and not as to less then 25,000 shares at any one time or, if less, the number of Options represented hereby). In the case of the purchase of less than all of the Shares purchasable hereunder, the Company shall execute and deliver a new Option Agreement of like tenor for the balance of the shares purchasable hereunder.

            2.2 Exercise by Surrender of Options. In addition to the method of payment set forth in Section 2.1 and in lieu of any cash payment required thereunder, the Holder(s) of the Options shall have the right at any time and from time to time to exercise the Options in full or in part by surrendering this Agreement in the manner specified in Section 2.1 in exchange for the number of the Shares equal to the product of (x) the number of the Shares as to which the Options are being exercised, multiplied by (y) a fraction, the numerator of which is the Market Price (as hereinafter defined) of the Shares minus the Exercise Price of the Shares and the denominator of which is the Market Price per Share. As used in this Agreement, the phrase "Market Price" at any date shall be deemed to be the last reported sale price, or, in case no such reported sale takes place on such day, the average of the last reported sale prices for the last three (3) trading days, in either case as officially reported by the principal securities exchange on which the Shares are listed or admitted to

                                                                    Exhibit 10.4

trading, or, if the Shares are not listed or admitted to trading on any exchange, the average closing sale price as furnished by the NASD through The NASDAQ Stock Market, Inc. ("NASDAQ") or similar organization if NASDAQ is no longer reporting such information, or if the Shares are not quoted on NASDAQ, as determined in good faith by resolution of the Board of Directors of the Company, based on the best information available to it. Solely for the purposes of this Section, Market Price shall be calculated either (i) on the date on which the form of election attached hereto is deemed to have been sent to the Option Agent pursuant to Section 13 hereof ("Notice Date") or (ii) as the average of the Market Price for each of the five trading days immediately preceding the Notice Date, whichever of (i) or (ii) results in a greater Market Price.

            3. Issuance of Certificates. Upon the exercise of any Options, the issuance of certificates for the Shares, properties or rights underlying such Options shall be made forthwith (and in any event within five (5) business days thereafter) without charge to the Holder including, without limitation, any tax, other than income taxes, which may be payable in respect of the issuance thereof, and such certificates shall be issued in the name of, or in such names as may be directed by, the Holder; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any such certificates in a name other than that of the Holder and the Company shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

            The certificates representing the Shares or other securities, property or rights issued upon exercise of any Options shall be executed on behalf of the Company by the manual or facsimile signature of the then present President or any Vice President of the Company reproduced thereon, attested to by the manual or facsimile signature of the then present Secretary or any Assistant Secretary of the Company.

            4. Transfer of Options. Subject to all applicable securities laws, the Options shall be transferable only on the books of the Company maintained at the office of the Option Agent, upon delivery of this Agreement or a suitable instrument of transfer duly endorsed by the Holder or by its duly authorized attorney or representative accompanied by proper evidence of succession, assignment or authority to transfer. Upon any registration transfer, the Company shall execute and deliver a new copy of this Agreement to the person entitled thereto.

            5. Exercise Price and Number of Securities. Except as otherwise provided in Section 8 hereof, each Option is exercisable to purchase one Share at an initial exercise price equal to the Exercise Price. The Exercise Price and the number of the Shares for which each Option may be exercised shall be the price and the number of the Shares which shall result from time to time from any and all adjustments in accordance with the provisions of Section 8 hereof.

            6. Registration Rights.

            6.1 Registration Under the Securities Act of 1933. The Holder by his acceptance hereof, covenants and agrees that the Options are being acquired as an investment and not with a view to the distribution thereof. Each certificate

                                                                    Exhibit 10.4

representing the Shares and any of the other securities issuable upon exercise of an Option (collectively, the "Option Shares") shall bear the following legend unless (i) the Options or Option Shares are distributed to the public or sold to the underwriters for distribution to the public pursuant to a registration statement filed under the Securities Act of 1933, as amended (the "Act"), or
(ii) the Company has received an opinion of counsel, in form and substance reasonably satisfactory to counsel for the Company, that such legend is unnecessary for any such certificate:

      THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO (i) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, (ii) TO THE EXTENT APPLICABLE, RULE 144 UNDER SUCH ACT (OR ANY SIMILAR RULE UNDER SUCH ACT RELATING TO THE DISPOSITION OF SECURITIES), OR (iii) AN OPINION OF COUNSEL, IF SUCH OPINION SHALL BE REASONABLY SATISFACTORY TO COUNSEL FOR THE ISSUER, THAT AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT IS AVAILABLE.

            6.2 Piggyback Registration. If, at any time commencing after the date hereof and expiring five (5) years thereafter, the Company proposes to register any of its securities under the Act (other than in connection with an initial public offering of shares of the Company or in connection with a merger or pursuant to Form S-4 or Form S-8 or successor form thereto) it will give written notice by registered mail, at least thirty (30) days prior to the filing of each such registration statement, to the Holders of its intention to do so. If any of the Holders notify the Company within twenty (20) days after mailing of any such notice of its or their desire to include any such securities in such proposed registration statement, the Company shall afford such Holders the opportunity to have any such Option Shares registered under such registration statement. In the event that such registration relates to an underwritten public offering and the managing underwriter for said offering advises the Company in writing that in its opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without causing a diminution in the offering price or otherwise adversely affecting the offering, the Company will include in such registration (a) first, the securities the Company proposes to sell, (b) second, the securities held by the entities that made the demand for registration, and (c) third, the Option Shares or other securities requested to be included in such registration which in the opinion of such underwriter can be sold, pro rata among the Holders and other owners on the basis of the number of Option Shares or other securities requested to be registered by such Holders and other owners.

            Notwithstanding the provisions of this Section, the Company shall have the right at any time after it shall have given written notice pursuant to this Section (irrespective of whether a written request for inclusion of any such securities shall have been made) to elect not to file any such proposed registration statement or to withdraw the same after the filing but prior to the effective date thereof.

            6.3. Covenants of the Company With Respect to Registration. In connection with any registration under Section 6.2, the Company covenants and agrees as follows:

                                                                    Exhibit 10.4

                  (a) The Company shall pay all costs (excluding fees and expenses of Holder(s)' counsel and any underwriting or selling commissions), fees and expenses in connection with all registration statements filed pursuant to Section 6.2 including, without limitation, the Company's legal and accounting fees, printing expenses, blue sky fees and expenses.

                  (b) The Company will take all necessary action which may be required in qualifying or registering the Option Shares included in a registration statement for offering and sale under the securities or blue sky laws of such states as reasonably are requested by the Holder(s), provided that the Company shall not be obligated to execute or file any general consent to service of process or to qualify as a foreign corporation to do business under the laws of any such jurisdiction.

                  (c) The Company shall indemnify the Holder(s) of the Option Shares to be sold pursuant to any registration statement and each person, if any, who controls such Holders within the meaning of Section 15 of the Act or
Section 20(a) of the Securities Exchange Act of 1934, as amended ("Exchange Act"), against all loss, claim, damage, expense or liability (including all expenses reasonably incurred in investigating, preparing or defending against any claim whatsoever) to which any of them may become subject under the Act, the Exchange Act or otherwise, arising from such registration statement.

                  (d) Nothing contained in this Agreement shall be construed as requiring the Holder(s) to exercise the Options prior to the initial filing of any registration statement or the effectiveness thereof.

                  (e) The Company shall furnish to each Holder participating in the offering and to each underwriter, if any, a signed counterpart, addressed to such Holder or underwriters, of (i) an opinion of counsel to the Company, dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, an opinion dated the date of the closing under the underwriting agreement), and (ii) a "cold comfort" letter dated the effective date of such registration statement (and, if such registration relates to an underwritten public offering, a letter dated the date of the closing under the underwriting agreement) signed by the independent public accountants who have issued a report on the Company's financial statements included in such registration statement, in each case covering substantially the same matters with respect to such registration statement (and the prospectus included therein) and, in the case of such accountants' letter, with respect to events subsequent to the date of such financial statements, as are customarily covered in opinions of issuer's counsel and in accountants' letters delivered to underwriters in underwritten public offerings of securities.

                  (f) The Company shall as soon as practicable after the effective date of any registration statement filed pursuant to this Section 6, and in any event within 15 months thereafter, make "generally available to its security holders" (within the meaning of Rule 158 under the Act) an earnings statement (which need not be audited) complying with Section 11(a) of the Act and covering a period of at least 12 consecutive months beginning after the effective date of the registration statement.

                                                                    Exhibit 10.4

                  (g) The Company's obligations under this Section shall terminate on the fifth anniversary of the date hereof or, in respect of any Holder, when the Option Shares and other Shares held by such Holder represent less than 1% of the shares of such class then issued and outstanding.

            7. Obligations of Holders. It shall be a condition precedent to the obligations of the Company to take any action pursuant to Section 6 hereof that each of the selling Holders shall:

                  (a) Furnish to the Company such information regarding themselves, the Option Shares held by them, the intended method of sale or other disposition of such securities, the identity of and compensation to be paid to any underwriters proposed to be employed in connection with such sale or other disposition, and such other information as may reasonably be required to effect the registration of their Option Shares.

                  (b) Notify the Company, at any time when a prospectus relating to the Option Shares covered by a registration statement is required to be delivered under the Act, of the happening of any event with respect to such selling Holder as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

                  (c) The Holder(s) of the securities to be sold pursuant to a registration statement, and their successors and assigns, shall severally, and not jointly, indemnify the Company, its officers and directors and each person, if any, who controls the Company within the meaning of Section 15 of the Act or
Section 20(a) of the Exchange Act, against all loss, claim, damage or expense or liability (including all expenses reasonably incurred in investigating, preparing or defending against any claim whatsoever) to which they may become subject under the Act, the Exchange Act or otherwise, arising from information furnished by or on behalf of such Holders, or their successors or assigns, for specific inclusion in such registration statement; provided, however, that the indemnity of such Holder(s) shall be limited to the net proceeds received by such Holder(s) in the sale of securities pursuant to the respective registration statement to the same extent and with the same effect as the provisions contained in Section 6 of the Placement Agent Agreement pursuant to which the Placement Agent has agreed to indemnify the Company.

            8. Adjustments to Exercise Price and Number of Securities. The Exercise Price in effect at any time and the number and kind of securities purchased upon the exercise of any Option shall be subject to adjustment from time to time only upon the happening of the following events:

                  (a) Stock Dividend, Subdivision and Combination. In case the Company shall (i) declare a dividend or make a distribution on its outstanding Shares in Shares, (ii) subdivide or reclassify its outstanding Shares into a greater number of shares, or (iii) combine or reclassify its outstanding Shares into a smaller number of shares, the Exercise Price in effect at the time of the record date for such dividend or distribution or of the effective date of such subdivision, combination or reclassification shall be adjusted so that it shall equal the price determined by multiplying the Exercise Price by a fraction, the

                                                                    Exhibit 10.4

denominator of which shall be the number of Shares outstanding after giving effect to such action, and the numerator of which shall be the number of Shares outstanding immediately prior to such action. Such adjustment shall be made successively whenever any event listed above shall occur.

                  (b) Adjustment in Number of Securities. Upon each adjustment of the Exercise Price pursuant to the provisions of this Section, the number of Option Shares issuable upon the exercise at the adjusted Exercise Price of each Option shall be adjusted to the nearest number of whole Shares by multiplying a number equal to the Exercise Price in effect immediately prior to such adjustment by the number of Option Shares issuable upon exercise of the Options immediately prior to such adjustment and dividing the product so obtained by the adjusted Exercise Price.

                  (c) Definition of Shares. For the purpose of this Section, the term "Shares" shall mean (i) the Shares, or (ii) any other class of securities resulting from successive changes or reclassifications of such Shares.

            (d) Merger or Consolidation. In case of any consolidation of the Company with, or merger of the Company into, another entity (other than a consolidation or merger which does not result in any reclassification or change of the outstanding Shares), the entity formed by such consolidation or merger shall execute and deliver to the Holder a supplemental Option agreement providing that the Holder of each Option then outstanding or to be outstanding shall have the right thereafter (until the expiration of such Option) to receive, upon exercise of such Option, the kind and amount of shares of and other securities and property receivable upon such consolidation or merger by a holder of the number of Shares for which such Option might have been exercised immediately prior to such consolidation, merger, sale or transfer. Such supplemental Option agreement shall provide for adjustments that shall be identical to the adjustments provided in Section 8. The above provision of this subsection shall similarly apply to successive consolidations or mergers.

            (e) No Adjustment of Exercise Price in Certain Cases. No adjustment of the Exercise Price shall be made if the amount of said adjustment shall be less than two cents ($.02) per share; provided, however, that in such case any adjustment that would otherwise be required then to be made shall be carried forward and shall be made at the time of and together with the next subsequent adjustment which, together with any adjustment so carried forward, shall amount to at least two cents ($.02) per share.

            9. Exchange and Replacement of Agreements. This Agreement is exchangeable, without expense, upon the surrender hereof by the registered Holder to the Company c/o the Option Agent for a new Option Agreement of like tenor and date representing in the aggregate the right to purchase the same number of Option Shares in such denominations as shall be designated by the Holder thereof at the time of such surrender. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of any Option Agreement, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it and reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of the Agreement, if mutilated, the Company will make and deliver a new Option Agreement of like tenor, in lieu thereof.

                                                                    Exhibit 10.4

            10. Elimination of Fractional Interests. The Company shall not be required to issue certificates representing fractions of shares upon the exercise of any Option, nor shall it be required to issue scrip or pay cash in lieu of fractional interests, it being the intent of the parties that all fractional interests shall be eliminated by rounding any fraction up to the nearest whole number of shares or other securities, properties or rights.

            11. Reservation and Listing of Securities. The Company shall at all times reserve and keep available out of its authorized shares, solely for the purpose of issuance upon the exercise of the Options, such number of Shares or other securities, properties or rights as shall be issuable upon the exercise thereof. Every transfer agent ("Transfer Agent") for the Shares and other securities of the Company issuable upon the exercise of the Options will be irrevocably authorized and directed at all times to reserve such number of authorized shares of Shares and other securities as shall be requisite for such purpose. The Company will keep a copy of this Agreement on file with every Transfer Agent for the Shares and other securities of the Company issuable upon the exercise of the Options. The Company will supply every such Transfer Agent with duly executed stock and other certificates, as appropriate, for such purpose. The Company covenants and agrees that, upon exercise of the Options and payment of the Exercise Price therefor, all Shares and other securities issuable upon such exercise shall be duly and validly issued, fully paid, non-assessable and not subject to the preemptive rights of any stockholder. As long as any Options shall be outstanding, the Company shall use its best efforts to cause all Shares issuable upon the exercise of the Options to be listed (subject to official notice of issuance) on all securities exchanges on which the Shares issued to the public in connection herewith may then be listed and/or quoted on The NASDAQ Stock Market.

            12. No Rights as a Stockholder; Notices to Holders in Certain Circumstances. Nothing contained in this Agreement shall be construed as conferring upon the Holders the right to vote or to consent or to receive notice as a stockholder in respect of any meetings of stockholders for the election of directors or any other matter, or as having any rights whatsoever as a stockholder of the Company. If, however, at any time prior to the expiration of the Options and their exercise, any of the following events shall occur:

            (a) the Company shall take a record of the holders of its securities for the purpose of entitling them to receive a dividend or distribution payable otherwise than in cash, or a cash dividend or distribution payable otherwise than out of current or retained earnings, as indicated by the accounting treatment of such dividend or distribution on the books of the Company; or

            (b) the Company shall offer to all the holders of its securities any additional shares of capital stock of the Company or securities convertible into or exchangeable for shares of capital stock of the Company, or any option, right or warrant to subscribe therefor; or

            (c) a dissolution, liquidation or winding up of the Company (other than in connection with a consolidation or merger) or a sale of all or substantially all of its property, assets and business as an entirety shall be proposed;

                                                                    Exhibit 10.4

then in any one or more of said events, the Company shall give written notice of such event at least fifteen (15) days prior to the date fixed as a record date or the date of closing the transfer books for the determination of the stockholders entitled to such dividend, distribution, convertible or exchangeable securities or subscription rights, or entitled to vote on such proposed dissolution, liquidation, winding up or sale. Such notice shall specify such record date or the date of closing the transfer books, as the case may be. Failure to give such notice or any defect therein shall not affect the validity of any action taken in connection with the declaration or payment of any such dividend, or the issuance of any convertible or exchangeable securities, or subscription rights, options or warrants, or any proposed dissolution, liquidation, winding up or sale.

            13. Notices. All notices, requests, consents and other communications hereunder shall be in writing and shall be deemed to have been duly made and sent when delivered, or mailed by registered or certified mail, return receipt requested:

            (a) if to the registered Holder(s) of the Options, to the addresses of such Holder as shown on the books of the Company; or

                  (b) if to the Company, at c/o Eaton & Van Winkle LLP, 3 Park Avenue, New York, New York 10016, Attention Vincent J. McGill, Esq.; or

                  (c) if to the Option Agent, at 3 Park Avenue, New York, New York 10016, Attn: Vincent J. McGill, Esq.

            14. Supplements; Amendments; Entire Agreement. This Agreement contains the entire understanding between the parties hereto with respect to the subject matter hereof and may not be modified or amended except by a writing duly signed by the party against whom enforcement of the modification or amendment is sought. The Company may from time to time supplement or amend this Agreement without the approval of any holders of Options in order to cure any ambiguity, to correct or supplement any provision contained herein which may be defective or inconsistent with any provisions herein, or to make any other provisions in regard to matters or questions arising hereunder which the Company may deem necessary or desirable and which the Company deems shall not adversely affect the interests of the Holders.

            15. Successors. All of the covenants and provisions of this Agreement shall be binding upon and inure to the benefit of the Company, the Holders and their respective successors and assigns hereunder.

            16. Survival of Representations and Options. All statements in any schedule, exhibit or certificate or other instrument delivered by or on behalf of the parties hereto, or in connection with the transactions contemplated by this Agreement, shall be deemed to be representations and warranties hereunder. Notwithstanding any investigations made by or on behalf of the parties to this Agreement, all representations, warranties and agreements made by the parties to this Agreement or pursuant hereto shall survive.

                                                                    Exhibit 10.4

            17. Governing Law. This Agreement shall be deemed to be a contract made under the laws of the State of New York and for all purposes shall be construed in accordance with the laws of said State without giving effect to the rules of said State governing the conflicts of laws.

            18. Severability. If any provision of this Agreement shall be held to be invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision of this Agreement.

            19. Captions. The caption headings of the Sections of this Agreement are for convenience of reference only and are not intended, nor should they be construed as, a part of this Agreement and shall be given no substantive effect.

            20. Benefits of this Agreement. Nothing in this Agreement shall be construed to give to any person or corporation other than the Company and the registered Holder(s) of the Options and the Option Shares any legal or equitable right, remedy or claim under this Agreement. This Agreement shall be for the sole and exclusive benefit of the Company and any Holder(s) of the Options or Option Shares.

            21. Counterparts. This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and such counterparts shall together constitute but one and the same instrument.

            IN WITNESS HEREOF, the parties hereto have caused this Agreement to be duly executed, as of the day and year first above written.

                                                 ENERGY VENTURE, INC.


                                                 By:
                                                     ---------------------------
                                                 Name:
                                                 Title:

                                                 -------------------------------

                                                                    Exhibit 10.4

              FORM OF ELECTION TO PURCHASE PURSUANT TO SECTION 2.1

            The undersigned hereby irrevocably elects to exercise the right, represented by the Option Agreement dated ____________, to purchase ______ Shares and herewith tenders in payment for such securities a check payable in New York Clearing House Funds to the order of Energy Venture, Inc. (the "Company") in the amount of $________, all in accordance with the terms of
Section 2.1 of the Option Agreement. The undersigned requests that a certificate for such securities be registered in the name of __________________, whose address is __________________________________________ and that such certificate be delivered to ____________________ , whose address is __________________________________________ , and if said number of shares shall not be all the shares purchasable under the Option Agreement, that a new Option Agreement for the balance of the Options exercisable under the Option Agreement be registered in the name of the undersigned Option holder or his assignee as below indicated and delivered to the address stated below.

Dated:

                                    Signature:
                                               ---------------------------------
                                    (Signature must conform in all respects to
                                    name of holder as specified on the face of
                                    the Option Agreement)
                                    Address:
                                            ------------------------------------

                                            ------------------------------------

                                    --------------------------------------------
                                    (Insert Social Security or Other Identifying
                                    Number of Holder)

                                                                    Exhibit 10.4

              FORM OF ELECTION TO PURCHASE PURSUANT TO SECTION 2.2

            The undersigned hereby irrevocably elects to exercise the right, represented by the Option Agreement dated ___________, to purchase __________ Shares all in accordance with the terms of Section 2.2 of the Option Agreement. The undersigned requests that certificates for such securities be registered in the name of _______________________ whose address is _______________________________ and that such certificates be delivered to
__________________________ whose address is
______________________________________.

Dated:

                                    Signature:
                                               ---------------------------------
                                    (Signature must conform in all respects to
                                    name of holder as specified on the face of
                                    the Option Agreement)
                                    Address:
                                            ------------------------------------

                                            ------------------------------------

                                    --------------------------------------------
                                    (Insert Social Security or Other Identifying
                                    Number of Holder)